UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 8, 2021

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SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

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Arkansas	000-06253	71-0407808
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street

Pine Bluff, Arkansas 71601

(Address of Principal Executive Offices) (Zip Code)

(870) 541-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SFNC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On October 12, 2021, Simmons First National Corporation (the “Company”), an Arkansas corporation and the parent company of Simmons Bank, issued a press release announcing the consummation of the Mergers (as defined in Item 8.01 of this Current Report on Form 8-K). A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information provided pursuant to this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On October 8, 2021 (the “Closing Date”), the Company completed the transactions contemplated by the Agreement and Plan of Merger, dated as of June 4, 2021 (the “Triumph Agreement”), by and between the Company and Triumph Bancshares, Inc. (“Triumph”), and the Agreement and Plan of Merger, dated as of June 4, 2021 (the “Landmark Agreement” and, together with the Triumph Agreement, the “Merger Agreements”), by and among the Company, Simmons Bank and Landmark Community Bank (“Landmark”).

On the Closing Date, Triumph was merged with and into the Company, with the Company continuing as the surviving corporation (the “Triumph Merger”). Immediately thereafter, Triumph’s subsidiary bank, Triumph Bank, was merged with and into the Company’s subsidiary bank, Simmons Bank, with Simmons Bank continuing as the surviving bank. Also on the Closing Date, Landmark was merged with and into Simmons Bank, with Simmons Bank as the surviving bank (the “Landmark Merger” and, together with the Triumph Merger, the “Mergers”). The Mergers were described in the Registration Statement on Form S-4 (File No. 333-258059) filed with the U.S. Securities and Exchange Commission on July 21, 2021 and amended on August 3, 2021 (the “Registration Statement”).

At the effective time of the Triumph Merger, pursuant to the terms of the Triumph Agreement, each share of common stock, $1.00 par value per share, of Triumph was converted into the right to receive (1) 0.9053653 shares of common stock, $0.01 par value per share, of the Company (the “Company common stock”), with cash paid in lieu of fractional shares, and (2) $0.367338 in cash.

At the effective time of the Landmark Merger, pursuant to the terms of the Landmark Agreement, each share of common stock, no par value per share, of Landmark was converted into the right to receive (1) 0.2025568 shares of Company common stock, with cash paid in lieu of fractional shares, and (2) $0.290249 in cash.

The foregoing summary of the Merger Agreements and the Mergers is not complete and is qualified in its entirety by reference to the complete text of the Merger Agreements, which were filed as Annex A and Annex B to the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press Release issued by Simmons First National Corporation on October 12, 2021.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

Date: October 12, 2021	By:	/s/ James M. Brogdon
James M. Brogdon
Executive Vice President, Chief Financial Officer and Treasurer